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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 3, 2006
                                                           -----------

                           Chicago Rivet & Machine Co.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


            Illinois                      0-1227                  36-0904920
 ----------------------------          ------------          -------------------
 (State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)


      901 Frontenac Road, Naperville, Illinois                 60563
      ----------------------------------------                 -----
      (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (630) 357-8500
                                                   --------------



  ---------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 3, 2006, Chicago Rivet & Machine Co. issued a press release announcing its earnings for the quarter ended March 31, 2006. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (d) Exhibits.

99.1   Press Release, dated May 3, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHICAGO RIVET & MACHINE CO.


                                      /s/ John C. Osterman
                                      -------------------------------
Date: May 3, 2006                     By:   John C. Osterman
                                      Its:  President, Chief Operating
                                            Officer and Treasurer


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                                  EXHIBIT INDEX

Exhibit
  No.             Exhibits
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99.1              Press Release, dated May 3, 2006